Exhibit 10.8
SECURED PROMISSORY NOTE

$ 775,000	March 12, 2006

FOR VALUE RECEIVED, the undersigned, StarInvest Group, Inc., a Delaware corporation a Nevada corporation (the “Company”), hereby promises to pay to the order of Strasbourger Pearson Tulcin & Wolff (hereinafter, with any subsequent holder, the “Holder”), at its principal office located at 33 Whitehall Street, New York, New York 10004, or at such other place or to such other party as the Holder of this Note may from time to time designate in writing, the principal sum of Seven Hundred Fifty Thousand dollars ($ 775,000) together with interest on the principal balance outstanding from time to time at the fixed rate of eight percent (8%) per annum, computed daily (the “Loan”). All payments of the Loan shall be made in lawful currency of the United States and in immediately available funds. Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year. Except as otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Loan Agreement (as herein defined).

1. Loan Agreement . This Secured Promissory Note (the “Note”) is being issued under and is entitled to the benefits of the Loan and Security Agreement dated as of March 12, 2006 (the “Loan Agreement”), to which Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the Holder of this Note. The Note is one of a series of Notes for an aggregate principal amount of up to $ 775,000 offered by the Company (the “Loans”).

This Note will be secured by the collateral identified and described in Section 2 of the Loan Agreement (the “Collateral”), to which Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the Holder of this Note.

2. Payments/Maturity Date . Unless sooner paid in full, the entire unpaid principal of this Note, together with all accrued, but unpaid, interest and all other fees, costs, and charges, if any, shall be due and payable in full on March 12, 2007 (the “Maturity Date”). No payments of principal or interest are required hereunder until the Maturity Date except as otherwise provided herein or in the Loan Agreement. If any amounts due under this Note are due on a day which is not a business day, then such amounts shall be due on the next following day which is a regular business day.

3. Purpose . The Company shall use the principal of the Loans solely for the purpose of paying off outstanding loans and claims against the Company as stated on Schedule A attached to this Note and up to $300,000 for working capital, for no other purpose except upon prior written approval of the Holders of at least 75% of the principal amount of the Loans.

4. Application of Payments . All payments on account of the Loan prior to demand or acceleration shall be applied first, to any and all costs, expenses, or charges then owed the Holder by the Company, including but not limited to any costs incurred by the Holder under any other document executed as Collateral security for this Note; second, to accrued and unpaid interest; third, to the payment of late charges provided herein; and the balance to the unpaid principal until the full amount of principal and interest has been paid in full. All payments so received after demand or acceleration shall be applied in such manner as the Holder may determine in its sole and absolute discretion.

5. Costs of Collections . If all sums due under this Note are not paid in full when due, the Company agrees to pay, in addition to the sums due hereunder, all costs of collection (including reasonable attorneys’ fees and expenses), whether suit be brought or not.

6. Prepayment/Acceleration . The Loan may be prepaid at any time prior to the Maturity Date without premium or penalty. Any prepayments will be applied as provided in Section 4 of this Note.

7. Certain Default Remedies . Upon the occurrence of any event constituting an Event of Default under the terms of the Loan Agreement, the entire balance of the principal and interest upon this Note then owing and unpaid, at the option of the Holder, shall immediately become due and payable. Delay on the part of the Holder of this Note in execution of the right to declare this obligation due shall not be a waiver thereof. In addition, the Holder shall have all other rights and remedies available under law and within the terms and provisions of the Loan Agreement.

8. Default Interest Rate . Upon the occurrence, and during the continuance of, an Event of Default, the rate of interest accruing on the unpaid principal balance hereof and accrued interest thereon shall be increased to a fixed rate of fifteen percent (15%) per annum.

9. Maximum Rate of Interest . This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate that could subject the Company to either civil or criminal liability as a result of being in excess of the maximum rate which the Company is permitted by law to contract or agree to pay. If, by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

10. Preferred Stock . As an incentive for the Holder to make the Loan to the Company, the Holder is entitled to receive from Isaac H. Sutton, the President and CEO of the Company (“Sutton”) and Mr. Sutton shall issue to the Holder on the date hereof, 200,000 shares of preferred stock, $.001 par value per share (the “Preferred Stock”) for each $100,000 of the principal amount of the Holder’s Loan to the Company (prorated for amounts not in $100,000 units) solely from Mr. Sutton’s Preferred Stock ownership of the Company. The Preferred Stock shall be restricted stock as that term is defined in Rule 144(a) (3) of the Securities Act of 1933, as amended (the “Act”), and cannot be sold, pledged, hypothecated, assigned or otherwise disposed of (collectively “Transfer”) without compliance with the registration requirements of the Act, and those securities laws of the states of the United States which might then be applicable unless an exemption from such registration is available and is satisfactory to the Company. Restrictive legends will be placed on the certificates representing such Preferred Stock indicating the aforementioned Transfer restrictions, and stop transfer instructions will be placed against such certificates on the books and transfer records of the Company precluding any Transfer of such Preferred Stock. The Holder will provide the Company with an Investment Letter in form attached to the Note as Schedule B referencing the Transfer restrictions as provided in this Section 10. No registration rights are applicable or have been provided to the Holder with respect to the Preferred Stock which the Holder is obtaining from Mr. Sutton as provided herein.

11. Waivers . All parties to the Loan evidenced by this Note hereby jointly and severally waive all exemption rights, whether under any state constitution, homestead exemption or otherwise, and also jointly and severally waive demand, presentment for payment, notice of dishonor, protest valuation and appraisal, notice of protest, notice of dishonor, and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, and consent to all forbearance or waiver of any term hereof or release or discharge by the Holder hereof of the Company, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any other indulgence shown by the Holder from time to time, in one or more instances (without notice to or further assent from the Company) and the Company agrees that no such action, failure to act or failure to exercise any right or remedy on the part of the Holder shall in any way affect or impair the obligations of the Company hereunder or be construed as a waiver by the Holder of or otherwise affect any of the Holder’s rights under this Note, or under any document or instrument evidencing any security for payment of this Note. The Company expressly agrees that the Maturity Date hereof may be extended from time to time by the written consent of the Holder without in any way affecting the liability of the Company.

12. Governing Law . This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

13. Severability . In the event any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

14. No Oral Modifications or Waivers . This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

15. Due Authority and Enforceability . The representative of the Company subscribing below represents that he has full power, authority and legal right to execute and deliver this Note and that the Loan constitutes a valid and binding obligation of Company.

16. CONFESSION OF JUDGMENT . IF THIS NOTE IS NOT PAID WHEN DUE AND AFTER THE EXPIRATION WITHOUT CURE OF ANY GRACE PERIODS, THE COMPANY HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY CLERK OF ANY COURT OF RECORD OR ANY ATTORNEY TO ENTER IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, OR ANY OTHER STATE OR TERRITORY OF THE UNITED STATES, WITHOUT COMPLAINT FILED, JUDGMENT BY CONFESSION AGAINST THE COMPANY AND IN FAVOR OF THE HOLDER OF THIS NOTE FOR THE ENTIRE AMOUNT OF THIS NOTE THEN REMAINING UNPAID (INCLUDING PRINCIPAL, ACCRUED INTEREST AND LATE CHARGES), TOGETHER WITH REASONABLE ATTORNEY’S FEES AND COURT COSTS, WITHOUT ISSUANCE OR SERVICE OF PROCESS, STAY OF EXECUTION OR RIGHT OF APPEAL, AND EXPRESSLY WAIVING THE BENEFIT OF ALL EXEMPTION LAWS (WHETHER BY STATE CONSTITUTION, HOMESTEAD EXEMPTION OR OTHERWISE) AND ALL IRREGULARITY OR ERROR IN ENTERING SAID JUDGMENT OR THE EXECUTION THEREON AND ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION, AND WILL REPRESENT A DEBT JUSTLY DUE THE HOLDER. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBTEDNESS OF THE COMPANY TO THE HOLDER OF THIS NOTE UNDER THE TERMS HEREOF. THE EXECUTION OF THIS NOTE WILL BE DEEMED THE EXECUTION OF THE AFFIDAVIT OF CONFESSION OF JUDGMENT FOR ENTRY OF THE JUDGMENT WHICH HOLDER MAY ENFORCE IN ANY COURT OF COMPETENT JURISDICTION.

17. WAIVER OF JURY TRIAL . THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR IN CONNECTION WITH THIS NOTE, THE LOAN, THE LOAN AGREEMENT AND RELATED DOCUMENTS. THIS PROVISION WAS SPECIFICALLY BARGAINED FOR AND IS A MATERIAL INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT AND MAKE THE LOAN TO THE COMPANY.

18. Assignment . This Note and the Loan may not be assigned by the Company without the prior written consent of the Holder.

19. Binding Effect . This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

20. Headings . The headings in this Note are for convenience of reference only and shall not define or limit any terms or provisions hereof.

21. Company’s Acknowledgement . The Company acknowledges that it has read and understood all the provisions of this Note, including the Confession of Judgment and Waiver of Jury Trial, and has been advised by counsel as necessary and appropriate.

IN WITNESS WHEREOF, the Company has duly executed this Note as of the day and year first above written.

ATTEST:	COMPANY:

STARINVEST GROUP, INC., a Nevada corporation

Date:	By:	Isaac H. Sutton (SEAL)
Name: Isaac H. Sutton Title: President and CEO

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me this ____ day of March, 2006 by Isaac H. Sutton, the President and CEO of StarInvest Group, Inc., a Nevada corporation, on behalf of the corporation.

Notary Public

Schedule A
Outstanding Indebtedness with Loans/Claims to be Paid

Holders

Name & Address	Loan	Preferred Stock

Aqua Alta Ltd.	$200,000	400,000 shs.
c/o Casa Aqua Alta Costa Careyes
Jalisco, Mexico

David L. Cohen	$150,000	300,000 shs.
1800 Rockaway Avenue
Hewlett, New York 11557-1645

Marc Finkelstein	$100,000	200,000 shs.
26 Allevard Street
Lido Beach, New York 11561

Scaroborough Ltd.	$50,000	100,000 shs.
c/o Euroba Management Ltd.
73 Front Street, 4th Floor
Hamilton, HM12
Bermuda

Henry Fortier III	$25,000	50,000 shrs
c/o repo-Depot186
Timberland Road B-9
Clarksboro, New Jersey 08020

Allen Notowitz	$25,000	50,000 shrs
2710 Victoria Manor
San Carlos, CA 94070-4348

Gregg Gaylord	$25,000	50,000 shrs
4915 Denwood Drive
Sheboygan, WI 53083-2228

3111 Broadway Realty	$150,000	300,000 shrs
Attn: Steve Horowitz
400 Garden City Plaza, Suite 202
Garden City, New York 11530

Beautfort Ltd.	$50,000	100,000 shrs
49 Whitehall
London SW1A 2BX, United Kingdom

Totals	$775,000	1,5500,000 shrs

Schedule B (To Promissory Note)

INVESTMENT LETTER

STARINVEST GROUP, INC.

March __, 2006

StarInvest Group, Inc.
122 East 42nd Street
Suite2715
New York, NY 10168

Gentlemen:

In connection with the acquisition by the undersigned of _______ shares of preferred stock, $.001 par value (the “Preferred Stock”) of StarInvest Group, Inc. (the “Company”), the undersigned, for himself and his successors and assigns, represents and agrees as to the following:

The undersigned is acquiring the Preferred Stock from Isaac H. Sutton, President and CEO of the Company, with a view toward investment and not with a view toward the distribution thereof. The undersigned has acquired the Preferred Stock for his account and not for the account of any other person or entity.

The undersigned understands that he is acquiring and will be owning and holding “restricted” shares of Preferred Stock as that term is defined under the federal securities laws of the United States and more particularly under Rule 144(a)(3) promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Act”). Therefore, the undersigned understands and agrees that he will not be able to sell, pledge, hypothecate, assign or otherwise dispose of (collectively referred to as “transfer”) the Preferred Stock without compliance with the registration requirements of the Act, and those securities laws of the states of the United States which might then be applicable, unless an exemption therefrom is available and is satisfactory to you and your counsel.

The undersigned is aware of the fact that restrictive legends shall be placed on the face of the certificate for the Preferred Stock indicating that the Preferred Stock cannot be transferred without such registration or an available exemption; and the undersigned is further aware of the fact that stop transfer instructions shall be placed against the certificates representing the Preferred Stock on the books and transfer records of the Company precluding any transfer of the Preferred Stock.

The undersigned has been advised and understands that the Preferred Stock has not been registered under the Act, nor pursuant to the provisions of the securities or other laws of any applicable jurisdiction, and that the Preferred Stock has been issued to the undersigned in reliance on exemptions for non-public offerings as contained in Sections 4(2) or 4(6) of the Act (“private placement”) and/or Regulation D thereunder and of the laws of such other jurisdiction as may be applicable. The undersigned is fully aware that the Preferred Stock is issued to the undersigned in reliance upon such exemptions based upon the undersigned’s representations set forth herein. The undersigned is fully aware of the restrictions on the transferability of the Preferred stock based on the Act and the state securities laws, and that the undersigned must bear the economic risk of his investment in the Preferred Stock for an indefinite period of time.

The undersigned hereby agrees not to make any transfer of the Preferred Stock in violation of the Act or the rules promulgated thereunder or under state securities laws.

The undersigned understands and acknowledges that the Company has not granted him the right to include his Preferred Stock in any registration statement or qualification (collectively “registration”) with respect to any of his securities under federal or state securities laws and the undersigned further understands that he has no independent right to request or demand registration of the Preferred Stock.

The undersigned agrees that the Company may refuse to permit the undersigned to transfer any of the Preferred Stock unless (i) there is an effective registration statement under the Act covering such transfer; or (ii) the undersigned furnishes the Company with an opinion of counsel satisfactory to you to the effect that registration under the Act or under the law of any applicable jurisdiction is not required for such transfer; or (iii) the undersigned furnishes proof satisfactory to you that he will make such transfer only in compliance with Rule 144 under the Act, and the rules of any other applicable jurisdiction if and as then applicable to the Preferred Stock.

The undersigned further represents and warrants that he has carefully read this investment letter and understands its requirements and other applicable limitations upon the transfer of the Preferred Stock.

The undersigned is familiar with the Company’s operations and affairs and, in particular, its present financial condition. The undersigned further represents to you that he has knowledge and experience in financial and business matters and is capable of evaluating the risks in participating with and making the investment in the Company and acquiring the Preferred Stock. The undersigned is familiar with the material facts and financial information necessary to make an informed judgment as to the merits of making this investment in the Company.

The foregoing representations and warranties are true and accurate as of this date and each such representation and warranty shall survive the acquisition of the Preferred Stock. The undersigned recognizes that if any of the above representations or statements are untrue or misleading or if he violates any of the terms of this investment letter or the federal securities laws and the regulations of the SEC, he may bring about a violation of the federal and state securities laws, both on the undersigned’s part and that of the Company.

The undersigned agrees to indemnify and hold the Company harmless and your respective officers, directors and affiliated persons from any and all damages, losses, costs and expenses (including reasonable attorney’s fees) which it, or any of them, may incur by reason of a breach of any of the undersigned’s representations and warranties contained herein.

All references in this Investment Letter to the single number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

Very truly yours,

By: